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                          SUPPLEMENT TO THE PROSPECTUS

       WARBURG PINCUS INSTITUTIONAL FUND -- SMALL COMPANY VALUE PORTFOLIO

The following information modifies certain information contained in the section of the fund's Prospectus entitled "Performance Summary--Average Annual Total Returns."

In light of the portfolio's value stock emphasis, the fund has changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Value Index. The Russell 2000 Value Index is an unmanaged index (with no defined objective) of those companies in the Russell 2000 Index with lower price-to-book and lower forecasted growth values. For the one-year period ended December 31, 1999, and for the period October 31, 1997 (inception date of the portfolio) through December 31, 1999, the average annual total returns for the Russell 2000 Value Index were -1.49% and -1.71%, respectively. The portfolio's average annual total returns for the same periods were .42% and -7.34%, respectively.

Dated: May 2, 2000                                                 WPINU-16-0500